December 15, 2003


                             DREYFUS VARIABLE INVESTMENT FUND-
                                   QUALITY BOND PORTFOLIO

                     Supplement to Statement of Additional Information
                         Dated: May 1, 2003 As Revised June 3, 2003


     Effective January 1, 2004, the following paragraph supercedes and replaces the fifth paragraph contained in the section in the portfolio's Statement of Additional Information entitled "Foreign Securities."

     Quality Bond Portfolio may invest up to 10% of its net assets in bonds issued by foreign issuers that are denominated in foreign currencies, and up to 20% of its net assets in bonds issued by foreign issuers whether denominated in dollars or in a foreign currency. Issuers organized outside the United States that have a majority of their assets or derive a majority of their annual revenue in the United States are considered to be domestic issuers and not foreign issuers for purposes of this limitation for Quality Bond Portfolio. Issuers organized in the United States will always be treated as domestic issuers.



                                                          December 15, 2003

                           DREYFUS VARIABLE INVESTMENT
                          FUND - QUALITY BOND PORTFOLIO

                            SUPPLEMENT TO PROSPECTUS
                                DATED MAY 1, 2003

     Effective January 1, 2004, the following sentence supercedes and replaces the third paragraph contained in the section in the portfolio's prospectus entitled "Goal/Approach".


      The portfolio may invest up to 10% of its net assets in bonds issued by foreign issuers that are denominated in foreign currencies, and up to 20% of its net assets in bonds issued by foreign issuers whether denominated in dollars or in a foreign currency.